UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2004

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12672	77-0404318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 8, 2004, our Board of Directors approved an amendment under the AvalonBay Communities, Inc. 1994 Stock Incentive Plan (as amended, the “Plan”), amending the definition of “Retirement” under the Plan to provide that:

(a)                                  for awards under the Plan made on or before December 8, 2004, Retirement shall continue to mean termination of employment, other than for cause, after the attainment of age 55, if the employee has been employed in the aggregate for a period of at least 120 contiguous months by the Company or a predecessor company; and

(b)                                 for awards made after December 8, 2004, Retirement shall mean the award holder’s termination of employment (or other business relationship) with the Company, other than for cause, following the date on which the sum of (i) the number of full months the award holder has been employed by (or had another business relationship with) the Company and any predecessor company and (ii) the award holder’s age on the date of termination, equals or exceeds 70 years, provided that:

(x)                                   the award holder’s employment and/or other business relationships with the Company and any predecessor company have continued for a period of at least 120 contiguous full months at the time of termination and, on the date of termination, the award holder is at least 50 years old; and

(y)           in the case of Retirement by reason of termination of employment:

(i)             the employee gives at least six months’ prior written notice to the Company of his or her intention to retire; and

(ii)          upon termination of employment, the employee enters into a non-compete and non-solicitation agreement and a general release of all claims in a form that is reasonably satisfactory to the Company.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.	Description

10.1	AvalonBay Communities, Inc. 1994 Stock Incentive Plan, as amended and restated on December 8, 2004.

10.2

AvalonBay Communities, Inc. General Form of Employee Incentive Stock Option Agreement for use after December 8, 2004, including Form of Addendum for Certain Executive Officers with Employment Agreements

10.3

AvalonBay Communities, Inc. General Form of Employee Non-Qualified Stock Option Agreement for use after December 8, 2004, including Form of Addendum for Certain Executive Officers with Employment Agreements

10.4	AvalonBay Communities, Inc. General Form of Employee Restricted Stock Agreement for use after December 8, 2004

10.5	AvalonBay Communities, Inc. General Form of Director Restricted Stock Agreement for use after December 8, 2004

10.6	AvalonBay Communities, Inc. General Form of Director Restricted Unit Agreement for use after December 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: December 13, 2004	By:	/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	AvalonBay Communities, Inc. 1994 Stock Incentive Plan, as amended and restated on December 8, 2004.

10.2

AvalonBay Communities, Inc. General Form of Employee Incentive Stock Option Agreement for use after December 8, 2004, including Form of Addendum for Certain Executive Officers with Employment Agreements

10.3

AvalonBay Communities, Inc. General Form of Employee Non-Qualified Stock Option Agreement for use after December 8, 2004, including Form of Addendum for Certain Executive Officers with Employment Agreements

10.4	AvalonBay Communities, Inc. General Form of Employee Restricted Stock Agreement for use after December 8, 2004

10.5	AvalonBay Communities, Inc. General Form of Director Restricted Stock Agreement for use after December 8, 2004

10.6	AvalonBay Communities, Inc. General Form of Director Restricted Unit Agreement for use after December 8, 2004